UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2010

NARA BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3731 Wilshire Boulevard

Suite 1000

Los Angeles, CA 90010

(Address of principal executive offices)

Registrant’s telephone number, including area code: (213) 639-1700

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 9, 2010, Nara Bancorp, Inc. (the “Company”) and Center Financial Corporation (“Center Financial”) issued a joint press release and held a joint investor conference call (with simultaneous webcast) to announce the execution of an Agreement and Plan of Merger, dated as of December 9, 2010, by and between the Company and Center Financial. The joint investor presentation slides used during the conference call and transcript of the conference call are attached hereto as Exhibit 99.1 and Exhibit 99.6, respectively, and are incorporated by reference herein.

Additionally, on December 9, 2010, the Company made available the media, customer and employee fact sheets, the customer and employee Q&As, and the letter to customers which are attached as Exhibits 99.2, Exhibit 99.3, Exhibit 99.4, and Exhibit 99.5 and are incorporated by reference herein.

The information required by Item 1.01 and copies of the press release are being filed in a separate Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint investor presentation slides used during the joint investor conference call held on December 9, 2010

99.2	Media Fact Sheet- Deal at a Glance, dated December 9, 2010

99.3	Customer Fact Sheet and Customer Q&A, dated December 9, 2010

99.4	Employee Fact Sheet and Employee Q&A, dated December 9, 2010

99.5	Letter to Customers, dated December 9, 2010

99.6	Transcript of Nara Bancorp and Center Financial joint investor conference call held on December 9, 2010

Additional Information and Where To Find It

In connection with the proposed merger, the Company will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a Joint Proxy Statement/Prospectus of Center Financial and the Company, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. The Joint Proxy Statement/Prospectus, as well as other filings containing information about the Company and Center Financial, are available free of charge at the SEC’s Internet site (www.sec.gov). These documents are also available free of charge from the Company at www.Nara Bancorpbank.com under the tab “Investor Relations” and then under the heading “SEC Filings” or from Center Financial at www.Center Financialbank.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

Participants In Solicitation

The Company, Center Financial and their respective directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information concerning the Company’s participants is set forth in the proxy statement, dated May 24, 2010, for the Company’s 2010 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning Center Financial’s participants is set forth in the proxy statement, dated April 30, 2010, for Center Financial’s 2010 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of the Company and Center Financial in the solicitation of proxies in respect of the Merger will be included in the Registration Statement on Form S-4 and the Joint Proxy Statement/Prospectus to be filed with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains statements regarding the proposed transaction between the Company and Center Financial, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about the future expectations, beliefs, goals, plans or prospects of the management of each of the Company and Center Financial. These statements are based on current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of the Company and Center Financial and the combined company, as well as the businesses and markets in which they do and are expected to operate. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “estimates,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans, “seeks” and variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the Merger Agreement; and economic, competitive, governmental and technological factors affecting the Company and Center Financial. For a more complete list and description of such risks and uncertainties, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as amended, and Center Financial’s Annual Report on Form 10-K for the year ended December 31, 2009, as amended, as well as other filings made by the Company and Center Financial with the SEC. Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, the Company and Center Financial disclaim any intention or obligation to update any forward-looking statements after the distribution of this press release, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NARA BANCORP, INC.

By:	/s/ Alvin D. Kang
President, Chief Executive Officer and Acting Chief Financial Officer

Date: December 10, 2010

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